                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Triumph Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               TRIUMPH GROUP, INC.
                        FOUR GLENHARDIE CORPORATE CENTER
                         1255 DRUMMERS LANE - SUITE 200
                            WAYNE, PENNSYLVANIA 19087
                                 (610) 975-0420

                                 ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 21, 1998

TO HOLDERS OF SHARES OF COMMON STOCK AND CLASS D COMMON STOCK:

         You are invited to be present either in person or by proxy at the Annual Meeting of Stockholders of TRIUMPH GROUP, INC. to be held at the Sheraton Tacoma Hotel, 1320 Broadway Plaza, Tacoma, Washington, on Tuesday, July 21, 1998, beginning at 9:00 a.m., local time, for the following purposes:

1.       To elect six (6) directors for the ensuing year;

2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.001 per share, from 15,000,000 to 50,000,000;

3.       To approve the Company's Directors' Stock Option Plan;

4. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1999; and

5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

         Management presently knows of no other business to be presented at the meeting. If any other matters come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

         The Board of Directors has fixed the close of business on May 29, 1998 as the record date for determining stockholders entitled to notice of and to vote at the meeting and any adjournments thereof. To ensure that your vote is counted, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the meeting in person. A self-addressed, postage paid envelope is enclosed for your convenience. If you do attend the meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies which are returned properly signed but unmarked will be voted in favor of proposals made by the Company.

                                             By Order of the Board of Directors,



                                             Richard M. Eisenstaedt
June 23, 1998                                Secretary
Wayne, Pennsylvania


                           YOUR VOTE IS IMPORTANT

PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. NO POSTAGE IS NECESSARY IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                               TRIUMPH GROUP, INC.
                        FOUR GLENHARDIE CORPORATE CENTER
                         1255 DRUMMERS LANE - SUITE 200
                            WAYNE, PENNSYLVANIA 19087
                                 (610) 975-0420

                                -----------------

                                 PROXY STATEMENT
                     FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

                           To be held on July 21, 1998

                               GENERAL INFORMATION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Triumph Group, Inc. of proxies to be voted at its Annual Meeting of Stockholders (the "Meeting") on Tuesday, July 21, 1998, to be held at 9:00 a.m., local time, at the Sheraton Tacoma Hotel, 1320 Broadway Plaza, Tacoma, Washington, and at any adjournments thereof, for the purposes set forth in the accompanying notice of the Meeting. This proxy statement, the foregoing notice and the enclosed proxy card will first be mailed to stockholders entitled to vote on or about June 23, 1998.

         Sending a signed proxy will not affect a stockholder's right to attend the Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised or by attending the Meeting and voting in person.

         When your proxy card is returned properly signed, the shares represented thereby will be voted in accordance with your instructions. The Board knows of no matters that are likely to be brought before the Meeting, other than the matters specifically referred to in the notice of the Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment in such matters. In the absence of instructions, the shares represented at the Meeting by the enclosed proxy will be voted "FOR" the nominees of the Board in the election of directors, "FOR" the amendment to the Company's Amended and Restated Certificate of Incorporation (the "Amendment to the Certificate of Incorporation") to increase the number of authorized shares of the Company's Common Stock, par value $.001 per share ("Common Stock") from 15,000,000 to 50,000,000, "FOR" the Company's Directors' Stock Option Plan (the "Directors' Plan") and "FOR" the ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1999.

                             SOLICITATION OF PROXIES

     The expense of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone or telecopy by officers or other regular employees of the Company, without additional compensation to such officers and other employees. The Company is required to pay, upon request, the reasonable expenses incurred by record holders of the

Common Stock, who are brokers, dealers, banks, voting trustees or other nominees for mailing proxy material and annual stockholder reports to any beneficial owners of Common Stock they hold of record.

                            QUORUM AND VOTING RIGHTS

         Holders of record of the Company's Common Stock and Class D Common Stock, par value $.001 per share ("Class D Common Stock"), as of the close of business on May 29, 1998, the record date fixed by the Board for the determination of stockholders entitled to notice of and to vote at the Meeting (the "Record Date"), will be entitled to notice and to vote at the Meeting and at any adjournments thereof. Holders of shares of Common Stock are entitled to vote on all matters brought before the Meeting. Holders of Class D Common Stock are not entitled to vote with respect to the election of directors, but are entitled to vote on all other matters brought before the Meeting. Each share of Class D Common Stock may be converted into one share of Common Stock, at any time, at the option of the holder thereof.

         As of the Record Date, there were 8,550,511 shares of Common Stock outstanding and entitled to vote on the election of directors. As of the Record Date, there were 8,550,511 shares of Common Stock and 3,348,535 shares of Class D Common Stock for a total of 11,899,046 shares outstanding and entitled to vote on all other matters. Holders of Common Stock will vote on the election of directors as a class and the holders of Common Stock and Class D Common Stock will vote on all other matters together as a class. Each outstanding share of Common Stock and Class D Common Stock entitles the holder to one vote.

         The presence in person or by proxy of the holders of a majority of the outstanding Common Stock and Class D Common Stock is necessary to constitute a quorum at the Meeting.

         Directors will be elected by a plurality of the votes cast by holders of Common Stock, voting together as a class, represented in person or by proxy at the Meeting. Abstentions with respect to the election of directors will be counted for the purpose of determining whether a quorum is present at the Meeting but will not be considered as votes cast. Because directors are elected by a plurality of votes, abstentions will not have an impact on their election.

         The holders of Common Stock are entitled to cumulate their votes in the election of directors, which gives a holder of Common Stock the right to cast as many votes in the aggregate as he is entitled to vote multiplied by the number of directors to be elected and to cast all his votes for one director nominee or distribute such votes among two or more director nominees, as such holder sees fit. Each holder of Common Stock may indicate his or her preference on the enclosed proxy. If no preference is indicated, all votes to which such holder is entitled will be voted pro rata in favor of all the nominees indicated.

         Approval of the Amendment to the Certificate of Incorporation and the Directors' Plan and ratification of the Board's selection of the Company's auditors and any other matters brought before the Meeting, other than the election of directors, will require the favorable vote of a majority of the outstanding shares of Common Stock and Class D Common Stock, voting together as a class, represented in person or by proxy at the Meeting. The Company is not aware of any matter, other than as referred to in this proxy statement, to be presented at the Meeting. Abstentions with respect to the approval of the Amendment to the Certificate of Incorporation and the Directors' Plan and the ratification of the selection of the Company's auditors and of any other proposals will be counted for the purpose of determining whether a quorum is present at the Meeting and as votes cast and will have the effect of a negative vote.

         Broker non-votes with respect to all proposals will not be counted in determining the presence of a quorum and will not be considered as votes cast, and thus will have no effect on the results of the votes.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The Board currently consists of six directors and one vacant seat.
At the Meeting, the stockholders will elect all six directors for a term ending at the next annual meeting of stockholders and until such director's successor is duly elected and qualified. One vacancy will remain on the Board.

         The table below sets forth the name of each person nominated by the Board to serve as a director for the ensuing year. All of the nominees are currently directors of the Company for terms expiring at the Meeting. Each nominee has consented to be named as a nominee and, to the present knowledge of the Company, is willing to serve as a director, if elected. Should any of the nominees not remain a nominee at the end of the Meeting (a situation which is not anticipated), proxies solicited hereunder will be voted in favor of those who remain as nominees and may be voted for substitute nominees. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted pro rata "FOR" the election of Richard C. Ill, John R. Bartholdson, Richard C. Gozon, Claude F. Kronk, Joseph M. Silvestri and Michael A. Delaney.


Nominees for Additional Term                 Age                         Year First Elected a Director
Richard C. Ill                                 55                                    1993
John R. Bartholdson                            53                                    1993
Richard C. Gozon                               59                                    1993
Claude F. Kronk                                66                                    1993
Joseph M. Silvestri                            36                                    1994
Michael A. Delaney                             44                                    1996


         The principal occupations and qualifications of each nominee for director are as follows:

     Richard C. Ill has been President and Chief Executive Officer and a director of the Company since 1993. Mr. Ill joined Alco Standard Corporation ("Alco") in 1968 (now IKON Office Solutions, Inc.), and became Group Vice President of Metalsource, a steel distribution business, in 1973. In 1975, Mr. Ill became President of Triumph Industries and, in 1983, became President of Metalsource. In 1988, Mr. Ill became President of Alco Diversified Services, a division of Alco. He was named a Vice President of Alco in 1989. Mr. Ill is a member of the Advisory Board of Outward Bound, USA and the Board of Directors, Chairman's Council and Policy and Planning Committees of the Steel Service Center Institute.

     John R. Bartholdson has been Senior Vice President, Chief Financial Officer and Treasurer and a director of the Company since 1993. Mr. Bartholdson joined Alco Diversified Services in the fall of 1992. Prior to joining Alco Diversified Services, Mr. Bartholdson was employed for 14 years by Lukens, Inc., a manufacturer of specialty steel products, the last five years in the position of Senior Vice President and Chief Financial Officer. Mr. Bartholdson serves on the Board of Directors of PBHG Funds, Inc.

     Richard C. Gozon has been a director of the Company since 1993. Mr. Gozon has been Executive Vice President of Weyerhaeuser Company since 1994. From 1988 to 1993, Mr. Gozon served as President and Chief Operating Officer and a director of Alco. Mr. Gozon serves on the Board of Directors of U.G.I. Corporation and AmeriSource Health Corporation ("AmeriSource").

     Claude F. Kronk has been a director of the Company since 1993. Mr. Kronk retired on January 1, 1998 from his position as Vice Chairman and Chief Executive Officer of J&L Specialty Steel, Inc., a position which he held in excess of five years. Mr. Kronk serves on the Board of Directors of Cold Metal Products, Co. and J&L Speciality Steel, Inc.

     Joseph M. Silvestri has been a director of the Company since 1994. Mr. Silvestri has been employed by Citicorp Venture Capital, Ltd. ("CVC") since 1990 and has been a Vice President since 1995. Mr. Silvestri serves on the Board of Directors of International Media Group, Polyfibron Technologies, Inc., Frozen Specialties, Inc., Glenoit Mills and Euramax International, Inc.

     Michael A. Delaney has been a director of the Company since 1996. Mr. Delaney has been a Vice President of CVC since 1989. From 1986 through 1989, Mr. Delaney was Vice President of Citicorp Mergers and Acquisitions. Mr. Delaney serves on the Board of Directors of Aetna Industries, Inc., AmeriSource, Clark Material Handling Company, Cort Business Services, Delco Remy International, Enterprise Media Ltd., FabriSteel, Inc., GVC Holdings, International Knife and Saw, Inc., JAC Holdings, MSX International, Palomar Technologies Holdings and Southern Coil Processing.

         The Board recommends that stockholders vote "FOR" each of the nominees presented. The six nominees receiving the highest number of affirmative votes of the shares of Common Stock present or represented and entitled to vote at the Meeting will be elected as directors.

Meetings and Committees of the Board

         The Board held five meetings during the Company's fiscal year ended March 31, 1998 and also acted by unanimous consents in writing. The standing committees of the Board are the Audit Committee and the Compensation Committee. The Company does not have an executive committee or a nominating committee. The Audit Committee, consisting of Messrs. Gozon, Kronk and Delaney, met one time during the last fiscal year. The Audit Committee communicates and receives information directly from the Company's independent auditors. The Compensation Committee, consisting of Messrs. Gozon, Kronk and Silvestri, met one time during the last fiscal year. The Compensation Committee periodically reviews and evaluates the compensation of the Company's officers, administers the Company's 1996 Stock Option Plan (the "Employee Plan") and establishes guidelines for compensation of other personnel.

Compensation of Directors

         Directors who are also employees of the Company or CVC do not receive additional compensation for serving as directors. Each director who is not an employee of the Company or CVC receives an annual fee of $15,000 and a fee of $1,000 for attendance at each Board meeting and $500 for each committee meeting (unless held on the same day as a Board meeting). If the Directors' Plan is approved by the stockholders, each director who is not an employee of the Company will be entitled to receive options to purchase shares of Common Stock. Any options granted under the Directors' Plan would be in addition to any other compensation to such directors. See
"Proposal 3 -- Directors' Stock

Option Plan". All directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board or committees thereof.

                             EXECUTIVE COMPENSATION

         The following table summarizes the compensation paid to the President and Chief Executive Officer and to each of the four most highly compensated executive officers of the Company and its subsidiaries, other than the President and Chief Executive Officer, for the fiscal years ended March 31, 1998, 1997 and 1996.

                                            Summary Compensation Table
                                            --------------------------


                                                                 Annual Compensation
                                                   ------------------------------------------
                                                                                Other Annual          All Other
Name and Principal Position                Year      Salary      Bonus(1)      Compensation(2)     Compensation(3)
-----------------------------             -----    ---------    ---------     ---------------      --------------
Richard C. Ill                            1998      $315,000      $346,500         $4,929               $5,472
President and Chief Executive             1997       291,200       291,200          3,951                5,472
Officer                                   1996       280,000       308,000          3,080                5,472

John R. Bartholdson                       1998      $267,000      $267,000         $4,848               $4,320
Senior Vice President, Chief              1997       249,600       249,600          4,024                4,320
Financial Officer and Treasurer           1996       240,000       264,000          3,080                4,320

Richard M. Eisenstaedt                    1998      $164,000       $82,000         $4,725               $2,592
Vice President, General                   1997(4)     68,792        60,000              0                1,080
Counsel and Secretary

Paul T. Stimmler                          1998      $106,500       $53,000         $3,196               $4,950
Vice President and                        1997       103,500        50,000          2,674                4,950
Assistant Secretary                       1996        98,500        50,000          1,970                4,950

Kevin E. Kindig                           1998       $85,000       $42,500         $2,550                 $714
Controller and                            1997        78,500        39,250          2,028                  462
Assistant Secretary                       1996        73,000        30,000          1,460                  462


--------------------
(1) The amounts shown consist of cash bonuses earned in the fiscal year identified, of which only a portion was paid in that year to Messrs. Ill and Bartholdson.

(2) "Other Annual Compensation" reflects amounts contributed by the Company to its 401(k) Plan for the benefit of the named employee.

(3)      The amounts shown consist of group term life insurance premiums.

(4)      Mr. Eisenstaedt commenced employment with the Company in October 1996.

         The following table sets forth, for each of the named executive officers, certain information concerning the value of unexercised options at March 31, 1998:

                          Fiscal Year End Option Values

                                                              Number of Securities             Value of
                                                             Underlying Unexercised         Unexercised In-
                                                                Options at Fiscal        the-Money Options at
                                Shares                            Year End (#)          Fiscal Year End ($)(1)
                              Acquired on          Value          Exercisable/               Exercisable/
Name                         Exercise (#)       Realized($)       Unexercisable              Unexercisable
----------------------       ------------       -----------  -----------------------    ----------------------
Richard C. Ill                     0                 0            8,750/26,250             $222,075/666,225
John R. Bartholdson                0                 0            8,750/26,250              222,075/666,225
Richard M. Eisenstaedt             0                 0            2,500/ 7,500               63,450/190,350
Paul T. Stimmler                   0                 0            2,500/ 7,500               63,450/190,350
Kevin E. Kindig                    0                 0            2,500/ 7,500               63,450/190,350

--------------------

(1) The fair market value of "in-the-money" options was calculated on the basis of the difference between the exercise price of the options held and the closing price per share for Common Stock on the New York Stock Exchange of $44.38 on March 31, 1998, multiplied by the number of options held.

Employment Agreements

         The Company has entered into employment agreements with Richard C. Ill and John R. Bartholdson (as applicable, the "Executive"), effective October 1, 1996, pursuant to which Messrs. Ill and Bartholdson will serve as President and Chief Executive Officer and as Senior Vice President and Chief Financial Officer, respectively, of the Company through September 30, 1999, unless earlier terminated by the Board or, in certain circumstances following a change of control transaction, by the Executive. These agreements provide for an annual salary to Mr. Ill of not less than $291,200 and to Mr. Bartholdson of not less than $249,600, plus incentive compensation as determined by the Board or the Compensation Committee, as such authority may be delegated by the Board, and comparable benefits and perquisites given to other members of senior management. Messrs. Ill and Bartholdson are entitled to severance and other payments following the earlier termination of employment by the Company or upon termination by the Executive following a change in control of the Company. The Executive may terminate his employment following a change of control transaction, if as a result of such change in control, the Executive is required to accept a material reduction in his duties and responsibilities or a geographical relocation or the successor company fails to assume the Executive's employment agreement. In the event of any early termination (other than for "cause," death or disability), Messrs. Ill and Bartholdson are entitled to receive a severance payment from the Company equal to 24 months salary. Messrs. Ill and Bartholdson are required to devote substantially all of their time and effort during normal business hours (reasonable sick leave and vacations excepted) to the business and affairs of the Company.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overall Policy

         The Company's executive compensation program is designed to be closely linked to corporate performance and results. To this end, the Company has developed an overall compensation plan to provide its executive officers with the opportunity to earn cash compensation plus the opportunity to accumulate stock-based wealth commensurate with the long-term growth and value created for the Company's stockholders. The Company's compensation strategy is to place the major portion of total compensation at risk in the form of annual incentives and long-term, stock-based compensation programs. The overall objectives of this strategy are to attract and retain the best and most experienced executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and stockholder interests through equity based plans and finally to provide a compensation package that recognizes individual contributions as well as overall business results.

         The Compensation Committee has received a comprehensive report from an independent compensation consultant which summarizes the Company's compensation program. The Company seeks to offer base salaries for the Company's executive officers at levels that are competitive with companies of similar size in the aviation and general manufacturing industries (the "Industry Group"). In addition, the Company provides significant incentive opportunities for its executive officers. The Company's target for total cash compensation opportunities (salary plus bonus) is between the median and the 75th percentile for the Industry Group, with significant variability based on Company-wide, business unit and individual performance. The Company's annual incentive plan for executive officers is tied to business plans using a performance matrix based on consolidated return on operating assets and consolidated operating income. For the two most highly compensated executive officers, the Company's target for annual incentive awards is 55% and 50%, respectively, and their maximum annual incentive awards are 110% and 100%, respectively. The Company's other executive officers have annual incentive award opportunities which are determined by such executive officer's job function and level within the Company. The actual award is established by the President and Chief Executive Officer of the Company based upon the performance of the Company and the individual, subject to the review and approval of the Compensation Committee. Awards above 50% of salary must be deferred and executive officers may elect two year deferrals or career deferrals. All deferrals are subject to the accrual of interest to be paid by the Company to the executive officer. Stock options are awarded to executive officers and other management employees to align the interest of the Company's management with those of its stockholders.

         The Compensation Committee determines the compensation of Richard C. Ill, the President and Chief Executive Officer of the Company, and of John R. Bartholdson, the Senior Vice President, Chief Financial Officer and Treasurer of the Company. In addition, the Board reviews the compensation proposed to be awarded by Messrs. Ill and Bartholdson to the Company's other three executive officers and the presidents of each of the Company's operating divisions and subsidiaries.

         As discussed above, the key elements of the Company's executive compensation consist of base salary, annual bonus and options granted under the Employee Plan. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Ill, the Company's President and Chief Executive Officer, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including matching under its 401(k) plan, insurance and other benefits, as well as the programs described below.

Base Salaries

         Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies in the Industry Group. Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities.

         With respect to the base salary granted to Mr. Ill for the fiscal year ended March 31, 1998, the Compensation Committee took into account a comparison of base salaries of chief executive officers of the Industry Group, the Company's success in meeting its financial objectives in such fiscal year, the performance of the Common Stock and the assessment by the Compensation Committee of Mr. Ill's individual performance. The Compensation Committee also took into account the longevity of Mr. Ill's service to the Company and its belief that Mr. Ill is an excellent representative of the Company to the public by virtue of his stature in the community and the industry. Mr. Ill was granted a base salary of $315,000 for the fiscal year ended March 31, 1998, as permitted by his Employment Agreement with the Company, an increase of 8.2% from his $291,200 base salary for the fiscal year ended March 31, 1997.

Annual Bonus

         The Company's executive officers are eligible for an annual cash bonus. The corporate performance measure for bonus payments is tied to business plans based on levels of consolidated return on operating assets and consolidated operating income. If a minimum level of consolidated return on operating assets and consolidated operating income is not met, no bonuses will be paid. Individual non-financial performance measures are considered and, where appropriate, unit performance measures, in determining bonus.

         The Company exceeded its maximum levels of consolidated cash return on operating assets and consolidated operating income goal for the fiscal year ended March 31, 1998. Based on these results, Mr. Ill was awarded a bonus of $346,500, which represents an increase of 19% from the bonus paid for the fiscal year ended March 31, 1997. This increase is due to the Company's continued record earnings, the Company's strong revenue growth in the fiscal year and Mr. Ill's leadership in identifying and executing several key acquisitions to position the Company for long range profitable growth. $189,000 of Mr. Ill's bonus for the fiscal year ended March 31, 1998 has been deferred.

Stock Options

         Under the Employee Plan, which was previously approved by the Company's stockholders, stock options may be granted to the Company's executive officers as well as its other employees. The Compensation Committee sets guidelines for the size of stock option awards based on similar factors, including competitive compensation data, as are used to determine base salaries and annual bonus. In the event of poor corporate performance, the Compensation Committee may elect not to award options.

     Stock options are designed to align the interests of executives with those of the stockholders. Stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant, vest over four years and may be exercised for up to ten years from the date of grant. This approach is designed to incentive the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

         No options to purchase shares of Common Stock were granted to executive officers of the Company during the fiscal year ended March 31, 1998, except to certain officers and employees of newly acquired companies and, accordingly, Mr. Ill did not receive any options during the fiscal year ended March 31, 1998. The Compensation Committee believes that significant equity interests in the Company held by the Company's management align the interests of stockholders and management.

Conclusion

         Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance and stock price appreciation. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance and returns to stockholders, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                                                          COMPENSATION COMMITTEE

                                                                Richard C. Gozon
                                                                 Claude F. Kronk
                                                             Joseph M. Silvestri

         This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board is composed of Richard C. Gozon, Claude F. Kronk and Joseph M. Silvestri. None of the members of the Compensation Committee were employees of the Company during the fiscal year ended March 31, 1998.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

Management

         As of May 18, 1998, the following nominees for director, the following executive officers, and all directors and executive officers as a group, were known to the Company to be beneficial owners (as defined in regulations issued by the SEC) of the outstanding Common Stock and Class D Common Stock shown below.

                                                      Shares Beneficially Owned(1)
                                                  -----------------------------------
                                                                        Percent of
                                                                       Total Shares
Name                                              Number               Outstanding(2)
----                                              ------               --------------
Richard C. Ill...............................     278,943                   2.3%
John R. Bartholdson .........................     261,676 (3)               2.2%
Richard M. Eisenstaedt ......................       3,500                   *
Paul T. Stimmler ............................      55,650 (4)(5)            *
Kevin E. Kindig .............................      33,253 (6)               *
Richard C. Gozon ............................      71,095                   *
Claude F. Kronk .............................      64,969                   *
Joseph M. Silvestri .........................      23,824                   *
Michael A. Delaney ..........................      20,922                   *

Citicorp Venture Capital, Ltd................   5,298,535 (7)               44.5%
399 Park Avenue
New York, NY 10043

 All executive officers and
 directors as a group
 (9 persons) ................................     813,832                    6.8%


-----------------
* Less than one percent.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this proxy statement have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock and Class D Common Stock beneficially owned by them.

(2)      Based upon outstanding shares of Common Stock and Class D Common Stock.

(3) Mr. Bartholdson disclaims beneficial ownership with respect to 2,700 shares of Common Stock beneficially owned by his daughters.

(4) Mr Stimmler disclaims beneficial ownership of 24,000 shares of Common Stock held by his wife.

(5) Mr. Stimmler disclaims beneficial ownership of 850 shares held by his daughter.

(6) Mr. Kindig disclaims beneficial ownership of 200 shares of Common Stock beneficially owned by his children.

(7) Includes 1,300,000 shares of Common Stock and 3,348,535 shares of Class D Common Stock, which Class D Common Stock cannot be voted in the election of directors. Includes also 650,000 shares of Common Stock which may be acquired upon exercise by World Equity Partners, L.P. ("WEP"), an affiliate of CVC, of an outstanding warrant held by WEP (the "Warrant").

Principal Stockholders

         As of May 18, 1998, the following person was known to the Company to be a "beneficial owner" (as defined in regulations issued by the SEC) of more than five percent of the outstanding Common Stock and/or Class D Common Stock.



                           Name and Address                           Amount and Nature of          Percent
Title of Class             of Beneficial Owner                        Beneficial Ownership(1)       of Class(2)
--------------             -------------------                        -----------------------       -----------
Common Stock               Citicorp Venture Capital, Ltd.             5,298,535(3)                  44.5%
and Class D                399 Park Avenue
Common Stock               New York, NY 10043

-----------

(1) Except as otherwise specified in footnotes to this table, the person named has sole voting and investment power with respect to all shares of Common Stock and Class D Common Stock owned. The information in this table was furnished by the owners listed in reports to the Company and by filings with the SEC.

(2) The percent in this table is based on the number of shares of Common Stock and Class D Common Stock outstanding as of May 18, 1998.

(3) Includes 1,300,000 shares of Common Stock and 3,348,535 shares of Class D Common Stock, which Class D Common Stock cannot be voted in the election of directors. Includes 650,000 shares of Common Stock which may be acquired upon exercise by WEP, an affiliate of CVC, of the Warrant.

Performance Graph

         The following graph compares the percentage change in cumulative total stockholder return on the Common Stock, on a quarterly basis, from October 24, 1996 to the present with the cumulative total return over the same period of (i) Standard & Poor's 500 Stock Index and (ii) the Aerospace/Defense Industry Index published by Standard & Poor's. The Company has not paid cash dividends on the Common Stock. Historic stock price is not indicative of future stock price performance.

[In the printed proxy statement a graph appears depicting the following plot points]

                                                           Cumulative Total Return
                                      ----------------------------------------------------------------
                                      10/25/96  12/31/96  3/31/97  6/30/97  9/30/97  12/31/97  3/31/98

Triumph Group Inc New        TGI         100      110       116       143      154      153       204
S & P 500                                100      108       111       131      140      144       165
S & P AEROSPACE/DEFENSE                  100      110       103       116      124      114       121

           PROPOSAL 2 - APPROVAL OF AMENDMENT TO AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

         The Board has proposed and declared advisable an Amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 50,000,000.

         As of May 18, 1998, there were 8,549,836 shares of Common Stock outstanding and 4,512,447 shares of Common Stock reserved for future issuance, of which 513,912 were reserved in connection with the Employee Plan, 3,348,535 were reserved to accommodate a conversion of the Class D Common Stock and 650,000 were reserved in connection with the Warrant. In addition, 40,000 shares of Common Stock would be reserved for future issuance if the Directors' Plan is approved. Based on the number of outstanding shares of Common Stock and those reserved for future issuance (including those reserved pursuant to the Directors' Plan), there are only approximately 1,897,717 authorized shares of Common Stock available for future issuance. If the Amendment to the Certificate of Incorporation is approved by the holders of Common Stock and Class D Common Stock, the number of shares available for future issuance will increase to 36,897,717.

         The Board is of the opinion that the proposed increase in the number of authorized shares of Common Stock is in the best interest of the Company and its stockholders. The Board believes that the Company should have sufficient authorized but unissued shares for issuance in connection with stock splits and stock dividends, implementation of employee benefit plans, offer of shares for cash, mergers and acquisitions and other proper business purposes. In many such situations, prompt action may be required which would not permit seeking stockholder approval to authorize additional shares for the specific transaction on a timely basis. The Board believes that it is important to have the flexibility to act promptly in the best interest of stockholders. Although these additional shares would provide further flexibility, there are no present plans for their use.

         The additional shares of Common Stock sought by the Amendment will be available for issuance without further action by stockholders, unless such action is required by applicable law or the rules of any stock exchange on which the Company's securities may be listed. The New York Stock Exchange requires specific stockholder approval as a prerequisite to listing shares in several instances, including an acquisition transaction where the present or potential issuance of shares could result in an increase of 20% or more in the number of shares of Common Stock outstanding.

         If the Amendment to the Certificate of Incorporation is approved, Article Fourth, Section A of the Amended and Restated Certificate of Incorporation of the Company would read in its entirety as follows:

                  "The number of shares of stock which the Corporation shall have authority to issue is 50,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), 6,000,000 shares of Class D Common Stock, $.001 par value per share ("Class D Common Stock"), and 250,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock")."

         The favorable vote of a majority of shares of Common Stock and Class D Common Stock entitled to vote at the Meeting, voting together as a class, is required to approve the Amendment to the Certificate of Incorporation.

         The Board recommends that stockholders vote "FOR" the approval of the Amendment to the Certificate of Incorporation.

          PROPOSAL NO. 3 - APPROVAL OF THE DIRECTORS' STOCK OPTION PLAN

General

         The Board has proposed and declared advisable the Directors' Plan, pursuant to which options to purchase up to 40,000 shares of Common Stock may be granted to non-employee directors. The Directors' Plan is printed in full as Exhibit A to this Proxy Statement and is incorporated herein by reference.

         The purpose of the Directors' Plan is to attract and retain independent directors and to strengthen the mutuality of interests between such directors and the Company's stockholders. As of June 2, 1998, the Company had four independent directors who were eligible to receive options under the Directors' Plan (Messrs. Kronk, Gozon, Silvestri and Delaney). On June 2, 1998, the average of the high and low sales prices of the Common Stock on the New York Stock Exchange was $48.1875.

         The Directors' Plan will become effective if it receives the favorable vote of a majority of shares of Common Stock and Class D Common Stock entitled to vote at the Meeting, voting together as a class.

         The Directors' Plan will be administered by the Board. Under the terms of the Directors' Plan, the option exercise price will be the fair market value of the Common Stock on the date of grant and, generally, each option expires upon the earlier of 30 days after the optionee ceases to be a director of the Company or ten years. Options granted under the Directors' Plan become exercisable as determined by the Board. The exerciseability of the options granted under the Directors' Plan will be accelerated upon a change in control of the Company and may be accelerated upon the death or disability of the optionee.

         Pursuant to the Directors' Plan, the Board may grant, in its discretion, options to purchase up to 5,000 shares of Common Stock to any non-employee director upon his or her election to the Board and will make an annual grant to each non-employee director of options to purchase at least 500 and no more than 1,000 shares of Common Stock. The Board may from time to time, in its discretion, grant additional options to purchase shares of Common Stock to the Company's non-employee directors. Subject to provisions regarding expiration and termination of options, the options will become exercisable on terms determined by the Board.

         Under the Directors' Plan, the price payable upon exercise of options may be paid in cash or check payable to the Company. With the consent of the Board, the exercise price may also be paid in shares of Common Stock duly owned by the optionee or by a reduction in the number of shares of Common Stock otherwise issuable upon exercise, in either case, based on the fair market value on the date of exercise.

Federal Income Tax Consequences.

         The grant by the Company of a non-qualified stock option is not a taxable event to the optionee. Generally, an optionee recognizes ordinary income on the date option shares are issued to him or her pursuant to the exercise of the option in an amount equal to the "spread" or the excess of the fair market value of the shares on that date over the exercise price. Any further gain or loss on disposition of the shares will be capital gain or loss if the shares are held by the optionee for investment.

         The Company will be entitled to deduct for federal income tax purposes any amount the optionee is required to include in ordinary income at the time such amount is so includable, provided that such amount is not deemed to be an "excess parachute payment" (i.e., payment payable upon a change of control of the Company that is in excess of reasonable compensation).

         The favorable vote of a majority of shares of Common Stock and Class D Common Stock entitled to vote at the Meeting, voting together as a class, is required to approve the Directors' Plan.

         The Board recommends that the stockholders vote "FOR" the approval of the Directors' Plan.

             PROPOSAL NO. 4 - RATIFICATION OF SELECTION OF AUDITORS

         The Board has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1999 and the stockholders are asked to ratify this selection. Ernst & Young LLP has advised the Company that it has no direct or material indirect interest in the Company or its affiliates. Representatives of Ernst & Young LLP are expected to attend the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         The favorable vote of a majority of shares of Common Stock and Class D Common Stock entitled to vote at the Meeting, voting together as a class, is required to approve the ratification of the selection of auditors.

         The Board recommends that stockholders vote "FOR" the ratification of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 1999.

                            GENERAL AND OTHER MATTERS

         The Board knows of no matter, other than as referred to in this proxy statement, which will be presented at the Meeting. However, if other matters properly come before the Meeting, or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their judgment in such matters.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of the Company's equity securities ("10%
Holders") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and 10% Holders are required by SEC regulations to furnish the Company with copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to the Company and the representations made by the reporting persons to the Company, the Company believes that during the fiscal year ended March 31, 1998, its directors, officers and 10% Holders complied with all filing requirements under Section 16(a) of the Exchange Act, except Messrs. Silvestri and Delaney, who each failed to file, on a timely basis, one report for one transaction in April 1997 with respect to the conversion of shares of Class D Common Stock to shares of Common Stock and Mr. Gozon who failed to file, on a timely basis, one report for one transaction in November 1997, as required by Section 16(a) of the Exchange Act.

                  STOCKHOLDER PROPOSALS -- 1999 ANNUAL MEETING

         Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1999 must be received by February 23, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Stockholder proposals should be directed to the Corporate Secretary, at the address of the Company set forth on the first page of this Proxy Statement.

                                         By Order of the Board of Directors,

                                         Richard M. Eisenstaedt
                                         Secretary

June 23, 1998

                                                                      Exhibit A
                               TRIUMPH GROUP, INC.

                          DIRECTORS' STOCK OPTION PLAN

                                    ARTICLE I

                                     Purpose

         The purpose of this Directors' Stock Option Plan (the "Plan") is to enable Triumph Group, Inc. (the "Company") to attract and retain qualified independent directors and to further promote the mutuality of interests between such directors and the Company's stockholders.

                                   ARTICLE II

                                   Definitions

         For purposes of this Plan, the following terms shall have the following meanings:

         2.1 "Board" shall mean the Board of Directors of the Company.

         2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.3 "Common Stock" means the Common Stock, $.001 par value per share, of the Company.

         2.4 "Effective Date" shall mean the date on which the Plan is approved by the Company's stockholders.

         2.5 "Eligible Director" shall mean any member of the Board who, on the date of the granting of an Option, is not an officer or an employee of the Company or any of the Company's subsidiaries.

         2.6 "Fair Market Value" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the previous day's closing price of actual sales of shares of Common Stock on the principal national securities exchange on which the Common Stock is listed, or if not listed, as reported on the Nasdaq Stock Market on such date, or, if such the Common Stock was not traded or reported on such date, on the last preceding day on which the Common Stock was traded or reported.

         2.7 "Mature Common Stock" shall mean Common Stock owned for six months or more, or such other period as the Board may determine subject to applicable accounting regulations, by the respective Participant.

         2.8 "Participant" shall mean an Eligible Director to whom an Option has been granted under the Plan.

         2.9 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI of the Plan.

                                   ARTICLE III

                                 Administration

         3.1 Administration. The Plan shall be administered and interpreted by the Board.

         3.2 Guidelines. Subject to Article VII hereof, the Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Board under this Section 3.2 shall impair the rights of any Participant without the Participant's consent, unless otherwise required by law.

         3.3 Decisions Final. Any decision, interpretation or other action made or taken in good faith by the Board arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all members of the Board and their respective heirs, executors, administrators, successors and assigns.

                                   ARTICLE IV

                                Share Limitation

         4.1 Shares. The maximum aggregate number of shares of Common Stock that may be issued upon exercise of Options is 40,000 (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued shares of Common Stock or issued Common Stock reacquired by the Company. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan.

         4.2 Adjustments Upon Changes in Capitalization. In the event of a reorganization, recapitalization, stock split, reverse stock split, spin-off, split-off, split up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders in respect of stock other than a cash dividend, the Board shall make such adjustments in the number and kind of shares authorized by the Plan, in the minimum and maximum limits set forth in Section 6.2 and in any outstanding Options as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this section shall, where appropriate, be paid in cash to the Participant. If during the term of any Option granted hereunder the Company shall be, with the prior approval of a majority of the members of the Board, merged into or consolidated with or otherwise combined with or acquired by a person or entity, or there is a liquidation of the Company, then at the election of the Board, the Company may take such other action as the Board shall determine to be reasonable under the circumstances to permit the Participant to realize the value of such Option, including without limitation paying cash to such Participant equal to the value of the Option or requiring the acquiring corporation to grant options or stock to such Participant having a value equal to the value of the Option.

                                    ARTICLE V

                                   Eligibility

         5.1 Eligible Directors. Only Eligible Directors are eligible to be granted Options under the Plan.

                                   ARTICLE VI

                                  Stock Options

         6.1 Options. All Stock Options granted under the Plan shall be non-qualified stock options (i.e., options that do not qualify as incentive stock options under section 422 of the Code).

         6.2 Grants. The Board shall have full authority to make the following types of grants under the Plan.

                  (a) Annual Grants. For as long as the Plan remains in effect, the Board shall make an annual grant to each Eligible Director of Stock Options to purchase at least 500 shares of Common Stock, but no more than 1,000 shares of Common Stock. Subject to the minimum and maximum limits set forth in the preceding sentence, the number of shares of Common Stock subject to such grants to Eligible Directors in any year shall be determined by the Board, and may vary from year to year.

                  (b) New Director Grants. For as long as the Plan remains in effect, the Board may grant to any Eligible Director, upon his or her initial election to the Board, Stock Options to purchase up to 5,000 shares of Common Stock. Subject to the maximum limit set forth in the preceding sentence, the number of shares of Common Stock subject to such Stock Options shall be determined by the Board, and may be greater than or less than the number of shares of Common Stock subject to any prior grants.

                  (c) Discretionary Grants. In addition to the grants described in (a) and (b) above, the Board may from time to time grant to any Eligible Director Stock Options to purchase shares of Common Stock. The Board shall have full authority to select the Eligible Directors to whom such Options are to be granted and to determine the number of shares of Common Stock to be covered by each such Option.

         6.3 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

                  (a) Stock Option Certificate. Each Stock Option shall be evidenced by, and subject to the terms of, a Stock Option Certificate executed by the Company. The Stock Option Certificate shall specify the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and such other terms and conditions, consistent with the provisions of the Plan, as the Board shall deem advisable.

                  (b) Option Price. The option price per share of Common Stock purchasable upon exercise of a Stock Option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant.

                  (c) Option Term. The term of each Stock Option shall be ten years from the date of grant.

                  (d) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant; provided that the Board may waive any installment exercise or waiting period provisions, in whole or in part, at any time, based on such factors as the Board shall, in its sole discretion, deem appropriate.

                  (e) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option term by delivering to the Company written notice of exercise specifying the number of shares of Common Stock to be purchased and the option price therefor. The notice of exercise shall be accompanied by payment in full of the option price and, if requested, by the representation described in Section 9.2. The option price may paid in cash or by check payable to the Company or, with the consent of the Board on or after the date of grant, in whole or in part in shares of Mature Common Stock or by a reduction in the number of shares of Common Stock otherwise issuable upon such exercise, with the shares of Common Stock in either case valued at the Fair Market Value on the date of exercise. Upon payment in full of the option price and satisfaction of the other conditions provided herein, a stock certificate representing the number of shares of Common Stock to which the Participant is entitled shall be issued and delivered to the Participant.

                  (f) Termination. Unless otherwise determined by the Board, Stock Options held by a Participant who ceases to be a member of the Board shall be exercisable as follows:

                           (i) If the Participant ceases to be a member of the
Board by reason of death, any Stock Option held by such Participant may thereafter be exercised, to the extent such Option was exercisable at the time of death or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the Participant's estate, until the expiration of the stated term of the Option or until such earlier time as the Board may determine at the time the Option is granted or such accelerated basis is determined.

                           (ii) If the Participant ceases to be a member of the
Board by reason of disability (as determined by the Board), any Stock Option held by such Participant may thereafter be exercised by the Participant (or, where appropriate, the Participant's legal representative), to the extent it was exercisable at the time the Participant ceased to be a member of the Board or on such accelerated basis as the Board may determine at or after grant, until the expiration of the stated term of the Option or until such earlier time as the Board may determine at the time the Option is granted or such accelerated basis is determined.

                           (iii) If the Participant ceases to be a member of the
Board for any reason other than death or disability, the Stock Option shall terminate 30 days after the date on which the Participant ceased to be a member of the Board;

provided, however, that the Board may extend such exercise period based on such factors as the Board shall, in its sole discretion, deem appropriate, but not beyond the expiration of the stated term of the Option.

                  6.4 Rights as Shareholder. A Participant shall not be deemed to be the holder of Common Stock, or have any of the rights of a holder of Common Stock, with respect to shares subject to an Option, until the Option is exercised and a stock certificate representing such shares of Common Stock is issued to the Participant.

                                   ARTICLE VII

                            Termination or Amendment

                  7.1 Termination or Amendment of Plan. The Board may at any time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Options granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such Participant.

                  7.2 Amendment of Options. The Board may amend the terms of any Stock Option previously granted, prospectively or retroactively, but, subject to
Article IV, no such amendment or other action by the Board shall impair the rights of any holder without the holder's consent.

                                  ARTICLE VIII

                                  Unfunded Plan

                  8.1 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give the Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE IX

                               General Provisions

                  9.1 Nonassignment. Except as otherwise provided in the Plan, any Option granted hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any such Option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Option and the rights and privileges conferred hereby shall immediately terminate and the Option shall immediately be forfeited to the Company.

                  9.2 Legend. The Board may require each person purchasing shares upon exercise of a Stock Option to represent to the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

                  All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  9.3 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  9.4 No Right to Continue as Director. Neither the Plan nor the grant of any Option hereunder shall confer upon any person the right to continue as a director of the Company or obligate the Company to nominate any director for reelection by the Company's stockholders.

                  9.5 Listing and Other Conditions.

                           (a) If the Common Stock is listed on a national
securities exchange, the issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on such exchange. The Company shall have no obligation to issue any shares of Common Stock upon exercise of an Option unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

                           (b) If at any time counsel to the Company shall be of
the opinion that any sale or delivery of shares of Common Stock upon exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

                           (c) Upon termination of any period of suspension
under this Section 9.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

                  9.6 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware.

                  9.7 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  9.8 Liability of Board Members. No member of the Board nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

                  9.9 Costs. The Company shall bear all expenses incurred in administering the Plan, including expenses related to the issuance of Common Stock upon exercise of Stock Options.

                  9.10 Severability. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

                  9.11 Successors. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

                  9.12 Headings. Article and section headings contained in this Plan are included for convenience only and are not to be used in construing or interpreting the Plan.

                  9.13 Change in Control. Upon the occurrence of a Change in Control, each Option then outstanding shall become immediately exercisable to the full extent of the shares of Common Stock subject thereto. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if at any time after the Effective Date any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) becomes the "beneficial owner" (as defined in Section 13(d)(3) under the 1934 Act) of securities of the Company representing more than 35 percent (35%) of the total aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, and such person or group owns more aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors than any other person or group. Notwithstanding anything else contained in this Section 9.13, a Participant shall be eligible to exercise Options both before and after a Change in Control to the full extent otherwise permitted under the Plan.

                                    ARTICLE X

                                  Term of Plan

                  10.1 Effective Date. The Plan shall be effective as of the Effective Date.

                  10.2 Termination. Unless sooner terminated, the Plan shall terminate ten years after it is adopted by the Board and no Options may be granted thereafter. Termination of the Plan shall not affect Options granted before such date, which will continue to be exercisable after the Plan terminates.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TRIUMPH GROUP, INC.

The undersigned hereby appoints Richard C. Ill and John R. Bartholdson as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Triumph Group, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held on July 21, 1998 or any adjournments thereof.

       (Continued, and to be marked, dated and signed, on the other side)

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

If no direction is made or if you vote "FOR" the election of the nominees as            Please mark
directors, Proposals 2, 3 and 4, the proxies will allocate votes in their              your votes as    /X/
discretion among the nominees, and the Proposals unless otherwise specified.           indicated in
                                                                                       this example

1. ELECTION AS DIRECTORS                                         The Board recommends a vote "FOR" the following directors:

 FOR all nominees                    WITHHOLD                 Nominees: Richard C. Ill, John R. Bartholdson, Claude F. Kronk,
listed to the right                  AUTHORITY                Richard C. Gozon, Joseph M. Silvestri and Michael A. Delaney
 (except as marked           to vote for all nominees
 to the contrary)              listed to the right            To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of
      / /                              / /                    votes you wish to cast for each.

                                                              ----------------------------------------------------------------

    The Board recommends a vote "FOR"      The Board recommends a vote "FOR"   The Board recommends a vote "FOR"
             proposal 2.                              proposal 3.                          proposal 4.

2. Approve an amendment to the             3. Approve the Company's            4. Ratify appointment of Ernst & Young
   Company's Amended and Restated             Directors' Stock Option Plan.       LLP as independent auditors.
   Certificate of Incorporation to
   increase the number of authorized
   shares of Common Stock to 50,000,000.

      FOR     AGAINST     ABSTAIN             FOR     AGAINST     ABSTAIN            FOR     AGAINST     ABSTAIN

      / /       / /         / /               / /       / /         / /              / /       / /         / /


Signature                        Signature                        Date
         ------------------------         ------------------------    --------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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